SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2000

WASTEMASTERS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-12914	52-1507818
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

205 South Bickford

El Reno, Oklahoma 73036

(Address of principal executive offices) (Zip Code)

(405) 262-0800

(Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

On September 15, 2000, WasteMasters, Inc. (the "Company") entered into a Lease/Purchase and Management Agreement (the "Agreement") with Global Eco-Logical Services, Inc. ("Global"). Under the Agreement, the Company leased from Global three corporations of which Global was sole shareholder: Tri-State Waste Disposal, Inc.; Lisbon Landfill, Inc.; and All Waste Disposal Service, Inc. (collectively, the "Corporations").

The Agreement provided for a monthly rental of $10 per month or a term equal to the lesser of one year or the date of closing on the Company's purchase of the Corporations pursuant to an option to purchase contained in the Agreement. The Agreement also provided that the Company would assume the obligation of Global under an issue of convertible notes. The notes bear interest at the rate of 6% per annum, and have a principal amount outstanding of $1,590,000. In conjunction with the Company's assumption of the notes, the Company and the noteholders modified the terms of the notes to provide that the notes are convertible into shares of common stock of the Company at the current bid price of the Company's common stock, subject to a minimum conversion price of $0.10 per share. In addition, the holders of the notes still have the right to convert the notes into shares of common stock of Global, but in that event the Company is obligated to issue Global that number of shares which the Company would have issued had the holder chosen to convert its note into shares of the Company's common stock. Furthermore, the Company agreed to register the shares of the Company's common stock into which the notes are convertible within 120 days of their assumption by the Company.

The Agreement provided that the Company had the sole right to manage and operate the Corporations during the term of the lease. From the date of the lease, the Company had the right to all revenues from the Corporations and was responsible for payment of all expenses incurred or accrued in connection with the Corporations.

Tri-State Waste Disposal, Inc. owns an interstate trucking license, but is not otherwise engaged in active operations. Lisbon Landfill, Inc. owns and operates a 141.154 acre construction and demolition landfill in Lisbon, Ohio. The Landfill has a potential remaining capacity of 10,300,000 cubic yards. The Landfill has approximately 20 years of useful disposal life remaining before any additional expansion or development. All Waste Disposal Service, Inc. operates a waste collection and hauling company in the Philadelphia metropolitan area.

The Agreement also contained an option to purchase the Corporations for 15,000,000 shares of common stock of the Company. The Company exercised the option and closed on the acquisition on October 1, 2000. The total purchase price for the Corporations was $4,471,743, consisting of the assumption of convertible notes with a balance of $1,709,250, a mortgage with a balance of $512,493 to which the Landfill was subject, and the issuance of 15,000,000 shares of common stock valued at $0.15 per share, or $2,250,000.

By an Amended and Restated Closing Agreement executed on November 20, 2000, the parties agreed that the lease/management provisions of the Agreement were revoked and rescinded, and that all transactions effected pursuant to the Agreement, including the assumption of the notes, would be effective as of October 1, 2000.

Item 3. Bankruptcy or Receivership.

Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable.

Item 5. Other Events.

Not Applicable.

Item 6. Resignations of Registrant's Directors.

Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired: Attached hereto as Exhibits A through F are the following financial statements:

Exhibit No.	Description
A	Audited Balance Sheet, Income Statement, Statement of Cash Flows and Statement of Retained Earnings for Automated Waste Solutions, Inc. for the years ended December 31, 1998 and 1997.
B	Audited Balance Sheet, Income Statement, Statement of Cash Flows and Statement of Retained Earnings for Automated Waste Solutions, Inc. for the period from January 1, 1999 to July 31, 1999.
C

Audited Balance Sheet, Income Statement, Statement of Cash Flows and Statement of Retained Earnings for All Waste Disposal Service, Inc. for the year ended December 31, 1998, and the period from inception (October 27, 1997) to December 31, 1997.

D	Audited Balance Sheet, Income Statement, Statement of Cash Flows and Statement of Retained Earnings for All Waste Disposal Service, Inc. for the period from January 1, 1999 to June 8, 1999.
E	Audited Balance Sheet Income Statement, and Statement of Cash Flows for the year ended December 31, 1999 for All Waste Disposal Service, Inc., Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc.*
F

Unaudited Balance Sheet, Income Statements, and Statement of Cash Flows for the Three and Nine Months ended September 30, 2000 and 1999, for All Waste Disposal Service, Inc., Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc.

*The income statement and statement of cash flows for All Waste Disposal Service, Inc., and its wholly-owned subsidiary, Automated Waste Solutions, Inc., are from June 8, 1999, the date of All Waste Disposal Service, Inc.'s acquisition by Global Eco-Logical Services, Inc. Audited income statement and statement of cash flows for All Waste Disposal Service, Inc. for the period from January 1, 1999 to June 8, 1999 are included as Exhibit D hereto.

**Audited balance sheets, income sheets and statement of cash flows for Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc. have not been included for periods prior to January 1, 1999 because neither entity was a going concern prior to that date.

(b) Pro Forma Financial Information: The following pro forma financial statements are attached hereto as Exhibit G:

(i) Pro forma balance sheet of WasteMasters, Inc. giving effect to the acquisition of All Waste Disposal Service, Inc., Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc. as of September 30, 2000, the most recent balance sheet filed by WasteMasters, Inc. pursuant to Item 310(a) or (b);

(ii) Pro forma statement of operations of WasteMasters, Inc. for the year ended December 31, 1999 and the nine months ended September 30, 2000 as if the acquisition of All Waste Disposal Service, Inc., Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc. had occurred on January 1, 1999.

(c) Exhibits:

Regulation S-B Number	Exhibit
10.1	Lease/Purchase and Management Agreement dated September 15, 2000. (1)
10.2	Closing Agreement dated October 1, 2000. (1)
10.3	Form of Promissory Note. (1)
10.4	Form of Amendment to Promissory Note. (1)
10.5	Form of Second Amendment to Promissory Note. (1)
10.6	Registered Promissory Note dated February 24, 2000 between Benchmark Credit (Geneva), S.A. and Global Eco-Logical Services, Inc. (1)
10.7	Mortgage dated February 24, 2000 between Benchmark Credit (Geneva), S.A. and Global Eco-Logical Services, Inc. (1)
10.8	Amended and Restated Closing Agreement.
23.1	Consent of Tauber and Balser, P.C.
23.2	Consent of Turner Jones and Associates, p.c.
23.3	Consent of Shechtman, Marks, Devor and Estkovitz, P.C.

(1) Incorporated by reference from the original Form 8-K.

Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASTEMASTERS, INC.
Date: March 30, 2001	/s/ A. Leon Blaser
By: A. Leon Blaser, Chief Executive Officer

Exhibit A

AUTOMATED WASTE SOLUTIONS, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 1998 AND 1997

AUTOMATED WASTE SOLUTIONS, INC.

DECEMBER 31, 1998 AND 1997

CONTENTS

Page
Independent Auditors' report	1

Financial statements:
Balance sheets	2
Statements of operations	3
Statements of retained earnings (accumulated deficit)	4
Statements of cash flows	5
Notes to financial statements	6-8

Supplemental information to financial statements
Schedules of operating expenses	9

To the Shareholders

Automated Waste Solutions, Inc.

Philadelphia, Pennsylvania

We have audited the balance sheets of Automated Waste Solutions, Inc. as of December 31, 1998 and 1997, and the related statements of operations, retained earnings (accumulated deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Automated Waste Solutions, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Rick Etskovitz

-------------------------------

Shectman, Marks, Devor and Etskovitz, P.C.

September 9, 1999

AUTOMATED WASTE SOLUTIONS, INC.

BALANCE SHEETSDECEMBER 31, 1998 AND 1997

ASSETS:	1998	1997
Current assets:
Cash	$102,077	$7,697
Accounts receivable, trade, net of allowance for uncollectable amounts of $34,000 in 1998 and $42,000 in 1997	384,285	361,332
Advance to shareholder	28,350	28,350
Prepaid expense	0	1,000

Total current assets	514,712	398,379

Property and equipment:
Furniture and equipment	14,920	13,738
Waste containers	120,599	67,756
	135,519	81,494
Less accumulated depreciation	30,430	19,216
	105,089	62,278
Other assets:
Organizational costs, net of accumulated amortization of $832 in 1998 and $615 in 1997	255	472
Security deposits	100	100

	355	572
	$620,156	$461,229

See notes to financial statements.

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)	1998	1997
Current liabilities
Note payable-current	$23,505	$17,545
Accounts payable, trade	529,285	406,277
Accrued payroll	2,954	9,180
Sales tax payable	19,667	13,767

Total current liabilities:	575,411	446,769

Long-term liabilities
Note payable	25,833	0

Advance from related party	40,350	43,901

	66,183	43,901

Shareholders' equity (deficiency):

Common stock ($1 par value, 2000 shares authorized; 200 shares issued and outstanding)	200	200
Retained earnings (accumulated deficit)	(21,638)	(29,641)
	(21,438)	(29,441)

	$620,156	$461,229

See notes to financial statements

AUTOMATED WASTE SOLUTIONS, INC.

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 1998 AND 1997

	1998	1997

Net Sales	$1,897,702	$1,834,444
Subcontracted services	1,371,359	1,368,022
Gross profit	526,343	466,422

Operating expenses	385,775	539,384
Income (loss) from operations	140,568	(72,962)

Other income (expense):
Interest expense	(12,206)	(3,632)

Net income (loss)	128,362	$(76,594)

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

STATEMENTS OF RETAINED EARNINGS

(ACCUMULATED DEFICIT)

YEARS ENDED DECEMBER 31, 1998 AND 1997

	1998	1997

Retained earnings (accumulated deficit), beginning	$(29,641)	$87,894

Net income (loss)	128,362	(76,594)
Distributions to shareholders	(120,359)	(40,941)

Accumulated deficit, ending	$(21,638)	$(29,641)

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1998 AND 1997

	1998	1999
Cash flows from operating activities:
Net income (loss)	$128,362	$(76,594)
Adjustments to reconcile net income (loss) to net cash provided by operations:

Depreciation and amortization	11,431	8,917
(Increase) decrease in operating assets:

Accounts receivable, trade	(22,953)	362,111
Prepaid expenses	1,000	(1,000)
Increase (decrease) in operating liabilities:

Accounts payable, trade	123,008	(320,390)
Accrued payroll	(6,226)	9,180
Sales tax payable	5,900	4,367

Net cash provided by operating activities	240,522	8,391

Cash flows provided by (used in) investing activities:
Acquisition of property and equipment	(54,025)	(6,703)
Net cash used in investing activities	(54,025)	(6,703)

Cash flows provided by (used in) financing activities:
Shareholder distributions	(120,359)	(40,941)
Repayment of long-term debt	(17,545)	(24,243)
Advance to shareholder	0	(28,350)
Advance from related party	(3,551)	43,901
Proceeds from long-term debt	49,338	0

Net cash used in financing activities	(92,117)	(49,633)

Net increase (decrease) in cash	94,380	(47,945)

Cash balance, beginning	7,697	55,642

Cash balance, ending	$102,077	$7,697

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998 AND 1997

1. Business activity and summary of significant accounting policies:

Business activity:

Automated Waste Solutions, Inc. (the "Company") provides waste disposal services to customers throughout Pennsylvania, Washington, D.C. and New York.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates, and differences may be material to the financial statements.

Property and equipment:

Property and equipment are stated at cost. Depreciation is provided by the straight-line method over the estimated useful lives of each class of asset as follows:

Furniture and fixtures	5 - 10 years
Waste containers	10 years

All major acquisitions and improvements are capitalized, whereas maintenance and repairs are charged to expense as incurred.

Income taxes:

The Company, with the consent of its shareholders, has elected to be an S Corporation under the Internal Revenue Code and similar state laws. In lieu of the corporation paying income taxes, the shareholders of an S Corporation are taxed individually on their proportionate share of the Company's taxable income. Therefore, no provision has been provided for Federal or state income taxes.

2. Long - term debt:

	1998	1997
Note payable, bank; payable in monthly installments of $2,323 including principal and interest at 11.75% per annum through August 1998; collateralized by certain waste Containers	$0	$17,545

Note payable, bank; payable in monthly installments of $2,323 including principal and interest at 11.50% per annum through November 2000.	49,338	0

Less: current position	23,505	17,545

	$25,833	0

Maturities of long-term debt are as follows:

December 31
1999	$23,505
2000	25,833
$49,338

3. Advance from related party:

Advance from related party consists of an advance from a company related by common ownership that was used for the purchase of equipment. The lenders and the Company have not set any specific repayment terms on the principle. There is no interest being charged on the advance.

4. Related party transactions:

Effective in 1998 the company has use of various vehicles that are leased to a corporation whose shareholders are also shareholders of Automated Waste Solutions, Inc. The auto expense paid to the related company for the year ended December 31, 1998 was $5,452. The Company has no obligation to continue paying for the vehicles.

5. Advance to shareholders:

On occasion, the shareholders of the Company borrow funds from the Company in the form of an advance. The advance does not bear interest and is due on demand.

6. Concentration of risk:

Bank accounts are guaranteed by the Federal Deposit Insurance corporation (FDIC) up to $100,000. At December 31, 1998, the Company had a bank balance of $137,424 in one federally insured institution. The uninsured amount was $37,424.

7. Year 2000 compliance:

The Company has assessed the impact of and addressed any issues relating to its computer software systems and the year 2000 computer issue. The Company however, is unable to assess any potential negative impact on its operations from computer systems used by its vendors and customers.

8. Supplemental disclosures of cash flow information:

Cash paid for	1998	1997
Interest	$12,206	$3,632

9. Subsequent event:

During July 1999, the Company's stockholders agreed to sell the issued and outstanding shares of the capital stock of the company to a local waste disposal corporation for an amount in excess of net book value.

SUPPLEMENTAL INFORMATION

AUTOMATED WASTE SOLUTIONS, INC.

SUPPLEMENTAL SCHEDULES OF OPERATING EXPENSESYEARS ENDED DECEMBER 31, 1998 AND 1997

	1998	1997

Operating Expenses:
Payroll and related expenses	226,789	376,962
Employee benefits	14,084	9,023
Advertising expense	387	2,496
Amortization and depreciation	11,431	8,917
Auto expense	5,452	3,944
Bad debt expense	34,335	54,643
Business gifts expense	2,086	245
Charitable contributions	500	400
Communication expense	694	3,700
Dues and subscriptions	35	1,335
Insurance	1,255	1,459
Office expense	6,863	14,965
Postage and delivery	2,975	2,310
Professional fees	8,588	3,948
Rent expense	3,375	5,850
Repairs and maintenance	1,218	1,973
Sales expense	23,148	11,711
Taxes - other than income	3,390	7,403
Telephone expense	22,750	18,475
Transportation fines	7,521	0
Travel and entertainment	8,899	9,625

	385,775	539,384

EXHIBIT B

AUTOMATED WASTE SOLUTIONS, INC.

FINANCIAL STATEMENTS

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

AUTOMATED WASTE SOLUTIONS, INC.

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

CONTENTS

Page
Independent auditors' report	1

Financial statements:
Balance sheet	2
Statement of operations	3
Statement of accumulated deficit	4
Statement of cash flows	5
Notes to financial statements	6-8

Supplemental information to financial statements:
Schedule of operating expenses	9

To the Shareholders

Automated Waste Solutions, Inc.

Philadelphia, Pennsylvania

We have audited the balance sheet of Automated Waste Solutions, Inc. as of July 31, 1999, and the related statement of operations, accumulated deficit and cash flows for the period from January 1, 1999 to July 31, 1999 (date of sale). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Automated Waste Solutions, Inc. as of July 31, 1999, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Rick Etskovitz

-------------------------------

Shectman, Marks, Devor and Etskovitz, PC

September 9, 1999

AUTOMATED WASTE SOLUTIONS, INC.

BALANCE SHEET

JULY 31, 1999

ASSETS
Current assets:
Accounts receivable, trade, net of allowance for uncollectible amounts of $34,000	$206,165

Advance to shareholder	32,350
Total current assets	238,515

Property and equipment:
Furniture and equipment	14,920
Waste containers	132,687
147,607
Less accumulated depreciation	45,331

Property and equipment, net	102,276

Other assets:
Organizational costs, net of accumulated amortization of $1,049	38
Security deposits	100

Total other assets	138

$340,929

See notes to financial statements.

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY):

Current liabilities:
Cash overdraft	$132,234
Note payable-current	38,593
Accounts payable, trade	207,623
Accrued payroll	3,350
Sales tax payable	22,671

Total current liabilities	404,471

Long-term liabilities:
Advance from related party	40,350

Shareholders' equity (deficiency):
Common stock ($1 par value, 2000 shares authorized; 200 shares issued and outstanding)	200
(104,092)

(103,892)

340,929

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

STATEMENT OF OPERATIONS

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

Net sales	$777,932
Subcontracted services	575,579
Gross profit	202,353

Operating expenses	227,692
Income (loss) from operations	(25,339)

Other income (expense):
Interest expense	(5,911)
Total other income (expense):	(5,911)

Net income (loss)	$(31,250)

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

STATEMENT OF ACCUMULATED DEFICIT

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

Accumulated deficit, beginning	$(21,638)
Net loss	(31,250)
Distributions to shareholders	(51,204)

Accumulated deficit, ending	$(104, 092)

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

STATEMENT OF CASH FLOWS

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

Cash flows from operating activities:
Net loss	(31,250)
Adjustments to reconcile net loss to net cash provided by (used in) operations:
Depreciation and amortization	15,118
Decrease in operating assets:
Accounts receivable, trade	178,117
Increase (decrease) in operating liabilities
Accounts payable, trade	(321,661)
Accrued payroll	396
Sales tax payable	3,004
Net cash used in operating activities	(156,276)

Cash flows used in investing activities:
Acquisition of property and equipment	(12,088)
Net cash used in investing activities	(12,088)

Cash flows provided by (used in) financing activities:
Shareholder distributions	(51,204)
Repayment of long-term debt	(10,743)
Advances to shareholder	(4,000)
Increase in cash overdraft	132,234
Net cash provided by financing activities	66,287

Net decrease in cash	(102,077)

Cash balance, beginning	102,077

Cash balance, ending	$0

See notes to financial statements.

AUTOMATED WASTE SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

1. Business activity and summary of significant accounting policies:

Business activity:

Automated Waste Solutions, Inc. (the "Company") provides waste disposal services to customers throughout Pennsylvania, Washington, D.C. and New York.

Use of estimates:

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates, and differences may be material to the financial statements.

Property and equipment:

Property and equipment are stated at cost. Depreciation is provided by the straight-line method over the estimated useful lives of each class of assets as follows:

Furniture and fixtures	5 - 10 years
Waste containers	10 years

All major acquisitions and improvements are capitalized, whereas maintenance and repairs are charged to expense as incurred.

Income taxes:

The Company, with the consent of its shareholders, has elected to be an S Corporation under the Internal Revenue Code and similar state laws. In lieu of the corporation paying income taxes, the shareholders of an S Corporation are taxed individually on their proportionate share of the Company's taxable income. Therefore, no provision has been provided for Federal or state income taxes.

2. Sale of the company:

On July 31, 1999, the Shareholders sold all of the outstanding shares of capital stock of the Company to a local waste development corporation. The financial statements are presented at historical costs.

3. Note payable-current

Note payable, bank payable in monthly installments of $2,323, including principle and interest at 11.50% per annum through November 2000	$ 38,593

The Company failed to obtain prior written consent of the secured party to assign this note to the new shareholders. Accordingly, the Company is in default of its loan agreements and therefore, all debt is considered current.

4. Advances from related parties:

Advances from related parties consist of an advance from a company related by common ownership that was used for the purchase of equipment. The lenders and the Company have not set any specific repayment terms on the principal. There is no interest being charged on the advances.

5. Related party transactions:

The Company has use of various vehicles that are leased to a corporation whose shareholders are also shareholders of the Company. The auto expense paid to the related party for the period ended July 31, 1999 was $11,436. The Company has no obligation to continue paying for the vehicles.

6. Advances to shareholders:

On occasion, the shareholders of the Company borrow funds from the Company in the form of advances. The advances do not bear interest and are due on demand.

7. Year 2000 compliance:

The Company has assessed the impact of and addressed any issues relating to its computer software systems and the year 2000 computer issue. The Company however, is unable to assess any potential negative impact on its operations from computer systems used by its vendors and customers.

8. Supplemental disclosures of cash flow information:

1999
Cash paid for:
Interest	$5,911

SUPPLEMENTAL INFORMATION

AUTOMATED WASTE SOLUTIONS, INC.

SUPPLEMENTAL SCHEDULE OF OPERATING EXPENSES

PERIOD FROM JANUARY 1, 1999

TO JULY 31, 1999 (DATE OF SALE)

Operating Expenses:
Payroll and related expenses	$132,002
Employee benefits	8,304
Advertising expense	166
Amortization and depreciation	15,118
Auto expense	15,913
Business gifts expense	821
Charitable contributions	400
Communication expense	616
Dues and subscriptions	650
Office expense	3,428
Postage and delivery	1,884
Professional fees	7,456
Repairs and maintenance	7,469
Sales expense	13,758
Taxes - other than income	953
Telephone expense	19,592
Transportation fines	2,507
Travel and entertainment	5,655

227,692

EXHIBIT C

ALL WASTE DISPOSAL SERVICE, INC.

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 1998 AND PERIOD

FROM INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

ALL WASTE DISPOSAL SERVICE, INC.

YEAR ENDED DECEMBER 31, 1998 AND PERIOD

FROM INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

CONTENTS

Page
Independent auditors' report	1

Financial statements:
Balance sheets	2
Statements of operations	3
Statements of retained earnings (accumulated deficit)	4
Statements of cash flows	5
Notes to financial statements	6-8

Supplemental information
Schedules of cost of sales	9
Schedule of operating expenses	10

Independent Auditors' Report

Shareholders and Directors

All Waste Disposal Service, Inc.

Philadelphia, Pennsylvania

We have audited the balance sheets of All Waste Disposal Service, Inc. as of December 31, 1998 and 1997 and the related statements of operations, retained earnings (accumulated deficit) and cash flows for the year ended December 31, 1998 and the period from inception (October 27, 1997) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of All Waste Disposal Service, Inc. as of December 31, 1998 and December 31, 1997 and the results of its operations and its cash flows for the year and period then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Rick Etskovitz

----------------------------

Shectman, Marks, Devor and Etskovitz, PC

September 9, 1999

ALL WASTE DISPOSAL SERVICE, INC.

BALANCE SHEETS

DECEMBER 31, 1998 AND 1997

ASSETS	1998	1997

Current assets:
Cash	$33,659	$874
Accounts receivable, trade	135,898	61,497
Accounts receivable-related party	31,736	0
Advances to related party	74, 362	0
Total current assets	275,655	62,371

Property and equipment:
Trucks and transportation equipment	255,603	0
Less accumulated depreciation	16,486	0
Other assets:	239,117	0
Goodwill, net of accumulated amortization of $8,993	530,607	0
	$1,045,379	$62,371

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):

Current liabilities:
Notes payable-current	$121,386	$0
Accounts payable, trade	12,681	71,065
Accrued payroll and related taxes	6,574	0
Income taxes payable	29,700	0
Advances from related parties	37,396	10,000
Advance from shareholder	296,921	0

Total current liabilities	504,658	81,065

Long-term liabilities
Notes payable	454,781	0

Shareholder's equity (deficiency):
Common stock (no par value, 1,000 shares authorized; 100 shares issued and outstanding	1,000	1,000
Retained earnings (accumulated deficit)	84,940	(19,694)
	85,940	(18,694)
	$1,045,379	$62, 371

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM

INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

	1998	1997

Net sales	$680,123	$61,497
Cost of sales	330,645	69,172
Gross profit (loss)	349,478	(7,675)

Operating expenses	204,226	12,019
Income (loss) from operations	145,252	(19,694)

Other income (expense):
Interest	(10,918)	0
Total other income (expense):	(10,918)	0

Pretax income (loss)	134,334	(19,694)

Provision for income taxes	29,700	0

Net income (loss)	104,634	$(19,694)

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENTS OF RETAINED EARNINGS

(ACCUMULATED DEFICIT)

YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM

INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

	1998	1997

Accumulated deficit, beginning	(19,694)	$0
Net income (loss)	104,634	(19,694)
Retained earnings (accumulated deficit), ending	$84,940	$(19,694)

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 1998 AND PERIOD

FROM INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

	1998	1997
Cash flows from operating activities:
Net income (loss)	$104,634	$(19,694)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	25,479	0

Decrease (increase) in operating assets
Accounts receivable, trade	(74,401)	(61,497)
Accounts receivable-related party	25,479	0
Increase (decrease) in operating liabilities:

Accounts payable, trade	(58,384)	71,065
Accrued payroll and related taxes	6,574	0
Income taxes payable	29,700	0

Net cash provided by (used in) operating activities	1,866	(10,126)

Cash flows provided by (used in) investing activities:
Acquisition of property and equipment	(200,000)	0

Net cash provided by (used in) investing activities	(200,000)	0

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 1998 AND PERIOD

FROM INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

	1998	1997
Cash flows provided by (used in) financing activities:

Advances to related party:	(74,362)	0
Advances from related parties	27,396	10,000
Advance from shareholders	296,921	0
Repayment of long-term debt	(19,036)	0
Issuance of common stock	0	1,000

Net cash provided by (used in) financing activities	230,919	11,000

Net increase in cash	32,785	874

Cash balance, beginning	874	0

Cash balance, ending	$33,659	$874

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 1998 AND PERIOD

FROM INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

1. Business activity and summary of significant accounting policies:

Business activity:

All Waste Disposal Service, Inc. (the "Company") provides waste disposal services to customers throughout Pennsylvania. The company began operations in October 1997.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates, and differences may be material to the financial statements.

Property and equipment and depreciation:

Property and equipment are stated at cost. Depreciation and amortization is provided by the straight-line method over the estimated useful lives of assets. Machinery and equipment is depreciated over an estimated seven year useful life. All major acquisitions and improvements are capitalized, where as maintenance and repairs are charged to expense as incurred.

Goodwill:

In December 1998 the Company purchased all of the assets of another company. The assets were recorded at their fair market value at the date of purchase. The excess of the purchase price over the fair market value of the assets acquired is considered goodwill. Goodwill is amortized over a sixty month period using the straight line method.

Accounts receivable:

Accounts receivable consists of several small accounts and related party receivable, all of which are considered collectible.

2. Income taxes:

The corporation's provision for income taxes is summarized as follows:

		1998	1997
Current:
	Federal	$18,000	$0
	State	11,700	0
		29,700	0

3. Long-term debt:

	1998	1997
Note payable, bank; payable in monthly installments of $2,826 including principal and interest at 11.20% per annum through march 2003, collateralized by certain equipment which cost $126,627.	$101,988	$0

Note payable, bank; payable in monthly installments of $834 including principal and interest at 11.25% per annum through October 2001, collateralized by certain equipment which cost $25,376.	24,179	$0

Note payable, bank; payable in monthly principal installments of $7,500 plus interest at 6.00% per annum through January 2004, collateralized by certain equipment, vehicles and accounts receivable.	450,000	0
	576,167	0
Less: current position	121,386	0

	$454,781	0

Maturities of long-term debt are as follows:

Years ended December 31,	Amount

1999	21,386
2000	120,951
2001	122,056
2002	116,978
Thereafter	94,796

$576,167

4. Advance from shareholder:

The advance from shareholder consists of an unsecured advance without specific repayment terms or interest.

5. Related party transactions:

The company leases its facility from a related party under a month-to-month lease. Related rent expense was $13,800 for the year ended December 31,1998 and $1,200 for the period from inception (October 27, 1997) to December 31, 1997.

During 1999, the company performed $54,556 of services for a company affiliated through common ownership. At December 31, 1998, $31,736 was due from the affiliate for these services.

The company received and advanced funds throughout 1998 and 1997 to several companies related through common ownership. At December 31, 1998, the amount advanced from a related company was $74,362 and the amount advanced to related companies was $37,396. There are no specific repayment terms or interest for these advances.

6. Year 2000 compliance:

The Company has assessed the impact of and addressed any issues relating to its computer software systems and the year 2000 computer issue. The Company however, is unable to assess any potential negative impact on its operations from computer systems used by its vendors and customers.

7. Supplemental disclosures of cash flow information:

Cash paid for:
	1998	1997

Interest	$10,918	$0
	1,818	0
Non-cash transactions:
Acquisition of property, equipment and other assets financed through bank note	595,203	0

8. Subsequent event:

During June 1999, the Company's stockholder agreed to sell all of the Company's outstanding common stock to a public company for an amount in excess of net book value.

Supplemental Information

ALL WASTE DISPOSAL SERVICE, INC.

SUPPLEMENTAL SCHEDULES OF COST OF SALES

YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM

INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

	1998	1997

Processing and disposal costs	$235,428	$35,146
Subcontractors	38,955	30,624
Maintenance and repairs	39,776	3,402
Depreciation	16,486	0

	$330,645	$69,172

ALL WASTE DISPOSAL SERVICE, INC.

SUPPLEMENTAL SCHEDULES OF OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM

INCEPTION (OCTOBER 27, 1997) TO DECEMBER 31, 1997

	1998	1997

Payroll and related expenses	$107,124	$0
Employee benefits	3,611	1,984
Advertising	1,961	2,675
Amortization	8,993	0
Bank service charges	540	21
Charitable contributions	57	0
Commission expense	5,627	0
Dues and subscriptions	55	0
Insurance	9,319	3,503
Motor vehicle expense	210	40
Office expense	23,314	967
Professional fees	3,491	750
Registration expense	6,889	535
Rent	13,800	1,200
Taxes - other than income	2,427	0
Telephone	16,045	344
Travel	763	0

	$204,226	$12,019

Exhibit D

ALL WASTE DISPOSAL SERVICE, INC.

FINANCIAL STATEMENTS

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

ALL WASTE DISPOSAL SERVICE, INC.

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

CONTENTS

Page
Independent auditors' report	1

Financial statements:
Balance sheet	2
Statement of operations	3
Statement of retained earnings (accumulated deficit)	4
Statement of cash flows	5
Notes to financial statements	6-8

Supplemental information:
Schedule of cost of sales	9
Schedule of operating expenses	10

Independent Auditor's Report

----------------------------------------------------

Shareholder and Directors

All Waste Disposal Service, Inc.

Philadelphia, Pennsylvania

We have audited the balance sheet of All Waste Disposal Service, Inc. as of June 8, 1999 and the related statements of operations, retained earnings (accumulated deficit) and cash flows for the period from January 1, 1999 to June 8, 1999 (date of sale). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of All Waste Disposal Service, Inc. as of June 8, 1999 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information on pages 9 and 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Rick Etskovitz

------------------------------

Shectman, Marks, Devor and Etskovitz, PC

October 7, 1999

ALL WASTE DISPOSAL SERVICE, INC.

BALANCE SHEET

JUNE 8, 1999

ASSETS:
Current assets:
Accounts receivable, trade, net of allowance for uncollectible amounts of $19,000	$230,324

Accounts receivable-related party	6,159
Advances to related party	107,239

Total current assets	343,722

Property and equipment:
Trucks and transportation equipment	435,805
Less accumulated depreciation	37,306

398,499
Other assets:
Goodwill, net of accumulated amortization of $56,430	483,170

$1,225,391

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

BALANCE SHEET

JUNE 8, 1999

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIENCY):
Current liabilities:
Cash overdraft	$26,252
Notes payable-current	689,892
Accounts payable, trade	309,395
Accrued payroll and related taxes	8,902
Advances from related parties	37,396
Advance from shareholder	410,900

Total current liabilities	1,482,737

Shareholder's equity (deficiency).
Common stock (no par value, 1,000 shares authorized; 100 shares issued and outstanding	1,000
Accumulated deficit	(258,346)
(257,346)

$1,225,391

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENT OF OPERATIONS

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

Net sales	$528,052
Cost of sales	455,151
Gross profit	72,901

Operating expenses	438,652
Loss from operations	(365,751)

Other expenses:
Interest	(7,236)
(7,236)

Loss before income tax benefit	(372,987)
Income tax benefit	29,700
Net Loss	$(343,287)

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENT OF RETAINED EARNINGS

(ACCUMULATED DEFICIT)

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

Retained earnings, beginning	$84,941
Net loss	(343,287)
Accumulated deficit, ending	$(258,346)

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

STATEMENT OF CASH FLOWS

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

Cash flows from operating activities:
Net loss	$(343,287)
Adjustments to reconcile net loss to net cash provided by (used in) operations:	68,257
Depreciation and amortization

(Increase) in operating assets:
Accounts receivable, trade	(68,849)

Increase (decrease) in operating liabilities:
Accounts payable, trade	296,715
Accrued payroll and related taxes	2,328
Income taxes payable	(29,700)

Net cash provided by (used in) operating activities	(74,536)

Cash flows provided by (used in) investing activities:
Acquisition of property and equipment	(52,286)

Net cash provided by (used in) investing activities	(52,286)

Cash flows provided by (used in) financing activities:
Advances to related party	(32,877)
Advance from shareholder	113,979
Increase in cash overdraft	26,253
Repayment of long-term debt	(14,192)

Net cash provided by (used in) financing activities	93,163

Net decrease in cash	(33,659)

Cash balance, beginning	33,659

Cash balance, ending	0

See notes to financial statements.

ALL WASTE DISPOSAL SERVICE, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

1. Business activity and summary of significant accounting policies:

Business activity:

All Waste Disposal Service, Inc. (the "Company") provides waste disposal services to customers throughout Pennsylvania.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates, and differences may be material to the financial statements.

Property and equipment and depreciation:

Property and equipment are stated at cost. Depreciation and amortization is provided by the straight-line method over the estimated useful lives of assets. Machinery and equipment is depreciated over a seven year estimated useful life. All major acquisitions and improvements are capitalized, whereas maintenance and repairs are charged to expense as incurred.

Goodwill:

In December 1998 the Company purchased all of the assets of another company. The assets were recorded at their fair market value at the date of purchase. The excess of the purchase price over the fair market value of the assets acquired is considered goodwill. Goodwill is amortized over a sixty month period using the straight line method.

Income taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes for operating losses that are available to offset future taxable income.

2. Sale of the company:

On June 8, 1999 the Shareholder sold all of the Company's outstanding shares of capital stock to a public company for an amount in excess of book value. The financial statements are presented on the basis of a going-concern at historical costs.

3. Income taxes:

The Company has a net operating loss of $258,346 that is available to offset future taxable income. If not used, the carryforwards will expire in the year 2018.

4. Notes payable-current:

Note payable, bank; payable in monthly installments of $2,826 including principal and interest at 11.20% per annum through March 2003, collateralized by certain equipment which cost $126,627.	$92,429

Note payable, bank; payable in monthly installments of $834 including principal and interest at 11.25% per annum through October 2001, collateralized by certain equipment which cost $25,376.	21,086

Note payable, bank; payable in monthly principal installments of $7,500 plus interest at 6.00% per annum through January 2004, collateralized by certain equipment, vehicles and accounts receivable.	450,000

Note payable, bank; payable in monthly installments of $2,889 including principal and interest at 12.671% per annum through April 2004, collateralized by certain equipment which cost $164,895.	126,377
$689,892

The Company failed to obtain prior written consent of the secured party to assign these notes to the new shareholders. Accordingly, the Company is in default of its loan agreements and therefore, all debt is considered current.

5. Advance from shareholder:

The advance from shareholder consists of an unsecured advance without specific repayment terms or interest.

6. Related party transactions:

The Company leases its facility from a related party under a month to month lease. Related rent expense was $7,900.

During 1999, the Company performed services for a company affiliated through common ownership. Included in accounts receivable at June 8, 1999 was $6,159 due from the affiliate.

The Company received and advanced funds throughout 1999 to several companies related through common ownership. At June 8, 1999 the amount advanced from a related company was $37,396 and the amount advanced to related companies was $107,239. There are no specific repayment terms or interest for these advances.

7. Year 2000 compliance:

The Company has assessed the impact of and addressed any issues relating to its computer software systems and the year 2000 computer issue. The Company however, is unable to assess any potential negative impact on its operations from computer systems used by its vendors and customers.

8. Supplemental disclosures of cash flow information:

Cash paid for:
Interest	$5,885

Non-cash transactions:
Acquisition of property, equipment, and other assets financed through bank note.	$133,694

Supplemental Information

ALL WASTE DISPOSAL SERVICE, INC.

SUPPLEMENTAL SCHEDULE OF COST OF SALES

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

Processing and disposal costs	$337,583
Maintenance and repairs	96,748
Depreciation	20,820
$455,151

ALL WASTE DISPOSAL SERVICE, INC.

SUPPLEMENTAL SCHEDULE OF OPERATING EXPENSES

PERIOD FROM JANUARY 1, 1999

TO JUNE 8, 1999 (DATE OF SALE)

Payroll and related expenses	$264,732
Advertising	3,639
Amortization	47,437
Auto	240
Bad debt expense	19,000
Bank service charges	1,197
Insurance	33,532
Motor vehicle expense	352
Office expense	13,843
Registration expense	10,017
Rent	7,900
Repairs and maintenance	1,450
Sales expense	1,200
Taxes - other than income	1,945
Telephone	24,329
Utilities	7,839
$438,652

EXHIBIT E

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 1999

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

INDEPENDENT AUDITORS' REPORT

To the Boards of Directors and Stockholders

All Waste Disposal Service, Inc. and Affiliates

We have audited the accompanying combined balance sheet of All Waste Disposal Service, Inc. and Affiliates as of December 31, 1999, and the related combined statements of operations, stockholders' deficit, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' managements. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of All Waste Disposal Service, Inc. and Affiliates as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Companies will continue as a going concern. As discussed in Note F of the financial statements, the Companies have had substantial losses in their first year of operation and had a net working capital and stockholders' deficiency at December 31, 1999, which raised substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note A, these financial statements are presented on a combined basis instead of being presented as part of a consolidated group.

/s/ Tauber and Balser, P.C.

Atlanta, Georgia

December 18, 2000

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED BALANCE SHEET

DECEMBER 31, 1999

Assets
Current Assets
Cash	$9,577
Accounts Receivable	413,698
Total Current Assets	423,275

Property and Equipment
Land and landfills	2,400,000
Equipment	2,030,871
4,430,871
Less: accumulated depreciation	(237,062)
Total Property and Equipment, net	4,193,809

Other Asset
Goodwill, net of accumulated amortization of $12,945	623,741
Customer lists, net of amortization of $35,168	676,750
Deposit	30,000
Total Other Assets	1,330,491

Total Assets	$ 5,947,575

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable and accrued expenses	$659,679
Accrued payroll and payroll taxes	125,184
Current portion of long-term debt	434,984
Due to affiliate	5,246,898
Accrued closure and post-closure costs	18,584
Total Current Liabilities	6,485,329

Long term debt, net of current portion	317,228

Stockholders' deficit
Common Stock	300
Accumulated deficit	(855,282)
Total Stockholders' Deficit	(854,982)

Total Liabilities and Stockholders' Deficit	$ 5,947,575

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

Revenues	$ 1,417,724

Costs and Expenses:
Cost of sales	552,591
Selling, general and administrative	1,398,055
Depreciation and amortization	285,625
Total Costs and Expenses	2,236,271

Operating Loss	(818,547)

Interest Expense	36,721

Net Loss	$ (855,282)

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES-

COMBINED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (855,282)
Adjustments:
Depreciation	202,796
Amortization	82,829
Increase in accounts receivable	(246,065)
Increase in accounts payable and accrued expenses	642,131
Increase in accrued payroll and payroll taxes	104,890
Increase in other current liabilities	18,584
Increase in due to affiliate	468,074
Total Adjustments	1,273,239
Net Cash Provided by Operating Activities	417,957

CASH FLOWS USED IN INVESTING ACTIVITIES:
Deposits	(30,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment on notes payable	(378,681)
Issuance of common stock	300
Net Cash Used in Financing Activities	(378,381)

Net Increase in Cash	9,576

Cash, Beginning of Year	-

Cash, End of Year	$ 9,576

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$ 36,721

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Property and equipment acquired through the issuance of debt	$ 305,022
Advances from affiliate used to acquire assets	4,756,312
Assets added in acquisition of Companies	886,224
Debt assumed in acquisition of Companies	1,130,893
Liabilities assumed in acquisition	37,842
Goodwill established	674,527
Customer list acquired	712,368

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED STATEMENTS OF STOCKHOLDERS' DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 1999

	Common Stock		Accumulated Deficit	Total Stockholders' Equity (Deficit)
	Shares	Amount

Balance, December 31, 1998	-	$ -	$ -	$ -
Issuance of common stock	2,100	300	-	300
Net loss	-	-	(855,282)	(855,282)
Balance, December 31, 1999	2,100	$ 300	$ (855,282)	$ (854,982)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of the Company and Basis of Presentation

All Waste Disposal Service, Inc. ("All Waste") and its Affiliates, Lisbon Landfill, Inc. ("Landfill") and Tri-State Waste Disposal, Inc. ("Tri-State") (collectively, the "Company") are owned and operated by Global Eco-Logical Services, Inc. ("Global") a solid waste services company that provides collection, transfer, disposal and recycling services.

All Waste is a hauling company serving the Philadelphia metropolitan area, and was purchased to provide a waste stream to the transfer station owned by Atlantic Coast Demolition and Recycling ("ACDR"). All Waste operates 15 trucks to haul solid waste pursuant to long and short-term contracts with commercial and industrial customers. All of All Waste's waste stream is now being disposed of at the transfer station owned by ACDR.

Landfill is a 141.154 acre construction and demolition debris landfill located in Lisbon, Ohio. The Landfill has a potential remaining capacity of 10,300,000 cubic yards. The Landfill receives waste from subsidiaries of Global, primarily ACDR, as well as independent waste haulers. Global currently disposes of about 50% of the waste generated by ACDR at the Landfill, with the balance of the waste from ACDR going to local landfills operated by unrelated parties.

Tri-State was not operating when it was originally leased, and then purchased. Tri-State's sole assets consist of a truck and a permit to engage in the waste collection business throughout the State of New Jersey. The permit has not been used by Global since its purchase and has been fully reserved for in the financial statements.

Subsequent to December 31, 1999, Global disposed of the Companies (see Note G).

Combination Policy

The accompanying combined financial statements include the accounts of All Waste, Landfill, and Tri-State, all of which are subsidiaries of Global and represent the subsidiaries that were sold subsequent to December 31, 1999. The combined financial statements include the results of operations of Landfill and Tri-State for the entire year and the results of operations for All Waste from the date acquired by Global, June 8, 1999, through December 31, 1999. Intercompany balances and transactions have been eliminated in combination. Previously these companies were presented as part of a consolidated group.

Concentration of Credit Risk

Concentration of credit risk with respect to receivables is limited due to the large number of customers comprising the Company's customer base.

The Company does not require collateral to support customer receivables.

Revenue Recognition

Revenue consists primarily of transfer and disposal revenue. Revenue is recognized when services are provided.

Deposit

This amount consists of a deposit that was required for the option to purchase land.

Property and Equipment

Property and equipment are carried at cost. The cost of landfill airspace is depreciated over the capacity of the landfill based on a per unit basis as landfill airspace is consumed. Other depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 1 to 12 years.

Goodwill

Goodwill represents the excess of cost over the fair value of assets acquired at dates of acquisition and is amortized using the straight-line method over a period of 20 years. Amortization expense charged to operations in 1999 was $12,945

Customer Lists

Customer lists were acquired in the acquisition of All-Waste and are being amortized over approximately five years using the straight-line method. Amortization expense charged to operating expense in 1999 was $35,618.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, revenues, expenses and contingent assets and liabilities. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

NOTE B - LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 1999:

Capitalized equipment leases, due monthly, including average interest at 11.93%	$ 217,802
Various equipment notes, interest rates ranging from 7.46% to 13.5%, maturity dates ranging from June 16, 2000 to September 29, 2003. Notes are secured by underlying equipment	534,410
Less current portion	(434,984)
$ 317,228

The above long-term debt has the following maturities:

2000	$ 434,984
2001	166,637
2002	79,096
2003	71,495
$ 752,212

NOTE C - DUE TO AFFILIATE

The amount due to affiliate represents cash advances and payment of obligations on behalf of the Company by Global at December 31, 1999.

NOTE D - INCOME TAXES

Deferred income taxes and the related valuation allowances result from the potential tax benefits of tax carryforwards. The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred tax asset as follows:

Deferred tax asset	$306,000
Less valuation allowance	306,000
Net deferred tax asset	$ -

Net operating loss carryforwards of approximately $811,000 arising in 1999 expire in 2019.

NOTE E - STOCKHOLDERS' DEFICIT

Stockholders' deficit of All Waste Disposal Service, Inc. and affiliates at December 31, 1999 is summarized as follows:

All Waste Disposal Service, Inc.
Common stock - no par value; 100 shares issued and outstanding	$ 100
Accumulated deficit	(636,044)
Total stockholder's deficit	$ (635,944)

Lisbon Landfill, Inc.
Common stock - no par value; 1,000 shares issued and outstanding	$ 100
Accumulated deficit	(213,510)
Total stockholder's deficit	$ (213,410)

Tri-State Waste Disposal, Inc.
Common stock - no par value; 1,000 shares issued and outstanding	$ 100
Accumulated deficit	(5,728)
Total stockholder's deficit	$ (5,628)

Combined	$(854,982)

NOTE F - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the financial statements, the Company incurred a net loss of $855,282 for 1999 in its first year of operation. At December 31, 1999, current liabilities exceed current assets by $6,071,631. The Company has sustained continuous losses from operations. The Company has deferred payment of certain accounts payable and accrued expenses. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The Company has been sold as of October 1, 2000. There is no assurance that the new management will cause the Company to succeed in its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE G - SUBSEQUENT EVENTS

On October 1, 2000, Global sold Tri-State, All Waste and Landfill to Wastemasters, Inc. ("WMI"). Under terms of the purchase agreement, Global is to receive 15,000,000 shares of registered WMI stock, guaranteed at $.15 per share or market, whichever is higher. In addition, WMI will assume $1,590,000 of outstanding 6% convertible Global debt.

EXHIBIT F

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED BALANCE SHEET

SEPTEMBER 30, 2000 (UNAUDITED)

Assets
Current Assets
Cash	$ 10,034
Accounts receivable	394,646
Current portion of notes receivable	100,000
Total Current Assets	504,680

Property and Equipment
Land and landfills, net	2,311,068
Equipment	1,359,012
Accumulated depreciation	(311,167)
Total Property and Equipment, net	3,358,913

Other Assets
Deposit	90,000
Goodwill, net	570,391
Customer Lists, net	573,648
Total Other Assets	1,234,039

Total Assets	$ 5,097,633

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable and accrued expenses	$ 723,274
Accrued payroll and payroll taxes	78,822
Current portion of long-term debt	65,481
Due to affiliate	5,396,742
Accrued closure and post-closure costs	45,859
Total Current Liabilities	6,310,178

Long term debt, net of current portion	187,342

Stockholders' deficit
Common Stock	300
Accumulated deficit	(1,400,186)
Total Stockholders' Deficit	(1,399,886)

Total Liabilities and Stockholders' Deficit	$ 5,097,633

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED STATEMENT OF OPERATIONS

FOR THE THREE AND NINE MONTHS

ENDED SEPTEMBER 30, 2000 AND 1999 (UNAUDITED)

	Three Months ended September 30,		Nine Months Ended September 30,
	2000	1999	2000	1999

Revenues	$ 408,724	$ 627,756	$ 1,526,454	$ 2,095,343

Costs and Expenses:
Cost of sales	213,877	604,109	1,575,310	2,139,270
Selling, gen. and admin.	366,822	167,508	160,299	378,865
Depr. and amort.	111,333	125,795	426,929	274,322
Total Costs and Expenses	692,032	897,412	2,162,538	2,792,457

Operating Income (Loss)	(283,308)	(269,656)	(636,084)	(697,114)

Other Income (Loss)
Interest Expense	(2,585)	(16,362)	(27,496)	(33,061)
Gain (loss) on Disp. of Assets	20,367	0	6,442	0
Gain from Litigation	0	0	240,857	0
Total Other Income (Loss)	17,782	(16,362)	219,803	(33,061)

Net Income (Loss)	($ 265,526)	($ 286,018)	($ 416,281)	($ 730,174)

ALL WASTE DISPOSAL SERVICE, INC. AND AFFILIATES

COMBINED STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2000 AND 1999 (UNAUDITED)

	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(287,217)	(730,174)
Depreciation and amortization	297,156	274,322
Adjustments:
Increase in accounts receivable	(108,448)	(86,092)
Increase in accounts payable and accrued expenses	44,508	73,053
Increase in accrued payroll and payroll taxes
Increase in other current assets		(75,000)
Increase in other current liabilities		7,099
Increase in due to affiliate	76,109	545,400
Total Adjustments	309,325	738,782
Net Cash Provided (Used) by Operating Activities	22,108	8,608

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase/Disposal of Equipment	537,739	(263,157)
Deposits	(60,000)	0
Net Cash Provided (Used) by Investing Activities	477,739	(263,157)

CASH FLOWS FROM FINANCING ACTIVITIES:

Shareholder distributions	0	(51,204)
Proceeds from debt	0	272,509
Payment on notes payable	(499,390)	(82,918)
Net Cash Used in Financing Activities	(499,390)	138,387

Net Increase in Cash	457	(116,161)

Cash, Beginning of Year	9,577	135,736

Cash, End of Year	10,034	19,575

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of the Company and Basis of Presentation

All Waste Disposal Service, Inc. ("All Waste") and its Affiliates, Lisbon Landfill, Inc. ("Landfill") and Tri-State Waste Disposal, Inc. ("Tri-State") (collectively, the "Company") were owned and operated by Global Eco-Logical Services, Inc. ("Global"), a solid waste services company that provides collection, transfer, disposal and recycling services, through September 30, 2000.

Subsequent to September 30, 2000, Global sold the Companies to WasteMasters, Inc., a Delaware corporation (see Note G).

Combination Policy

The accompanying combined financial statements include the accounts of All Waste, Landfill, and Tri-State. The combined financial statements include the results of operations of All Waste, Landfill and Tri-State for the nine months ended September 30, 2000. Intercompany balances and transactions have been eliminated in combination.

Concentration of Credit Risk

Concentration of credit risk with respect to receivables is limited due to the large number of customers comprising the Company's customer base.

The Company does not require collateral to support customer receivables.

Revenue Recognition

Revenue consists primarily of transfer and disposal revenue. Revenue is recognized when services are provided.

Deposit

This amount consists of a deposit that was required for the option to purchase land.

Property and Equipment

Property and equipment are carried at cost. The cost of landfill airspace is depreciated over the capacity of the landfill based on a per unit basis as landfill airspace is consumed. Other depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 1 to 12 years.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, revenues, expenses and contingent assets and liabilities. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

NOTE B - LONG-TERM DEBT

Long-term debt consisted of the following at September 30, 2000:

Capitalized equipment leases, due monthly, including average interest at 11.93%	$ 181,126
Various equipment notes, interest rates ranging from 7.46% to 13.5%, maturity dates ranging from June 16, 2000 to September 29, 2003. Notes are secured by underlying equipment	71,696
Less current portion	(65,481)
$ 187,341

The above long-term debt has the following maturities:

2001	59,379
2002	64,894
2003	65,452
2004	55,675
$ 245,400

NOTE C - DUE TO AFFILIATE

The amount due to affiliate represents cash advances and payment of obligations on behalf of the Company by Global at September 30, 2000. The obligation was assigned to WasteMasters, Inc. in connection with its purchase of the Company on October 1, 2000. (See Note G).

NOTE D - SALE OF EQUIPMENT

During the nine months ended September 30, 2000, the Company disposed of certain equipment consisting of trucks, trailers and waste containers used in its business by surrendering the equipment to the lender secured by the equipment in full satisfaction of the debt secured by the equipment. The Company treated the sale price in each instance as the amount of indebtedness secured by the equipment surrendered. The Company recorded a gain to the extent the indebtedness satisfied exceeded the net book value of the equipment. The Company recorded a loss to the extent the net book value of the equipment exceeded the indebtedness satisfied. In two instances, the purchaser assumed accounts payable of the company as part of the purchase price. The aggregate book value of the equipment sold was $502,644, and the aggregate sale price was $509,086, for a net gain of $6,442 in the nine months ended September 30, 2000.

The Company conveyed two trucks to Global, its parent company, in consideration for a credit on its indebtedness to Global in the amount of $64,643, which was the net book value of the equipment at the date of the transfer. The Company believes that the net book value of the equipment was equal to the fair market value of the equipment.

NOTE E - NOTE RECEIVABLE

By an Order dated January 21, 2000, the Company settled a lawsuit styled All Waste Disposal Services, Inc. v. Fairview Hauling, Inc., et al., pending the Court of Common Pleas, Montgomery County, Pennsylvania. The Company filed a lawsuit seeking injunctive relief to enforce a noncompete agreement of which it was a beneficiary, and for damages for violations of the agreement. Under the settlement, the defendants agreed to comply with the noncompete agreement, and pay the Company damages in the amount of $240,000. The damages were payable $100,000 at the time of settlement, $20,000 one month later, $50,000 in seven monthly installments from March 2000 to September 2000, and by the execution of a noninterest-bearing promissory note in the amount of $100,000 which was due and payable on January 21, 2001. The defendants had the right to extend the maturity date of the promissory note for an additional six months upon payment of $10,000 to the Company.

The defendants paid a total of $122,500 under the settlement agreement. On June 4, 2000, the Company and the defendants entered an agreement under which $27,500 due under the settlement agreement was applied to purchase the corporate defendant's rights under an agreement to handle waste disposal from the VA Hospital in Delaware. The defendants failed to pay the $100,000 note on its due date of January 21, 2001, and also failed to exercise their option to extend the note. (See Note G).

NOTE F - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the financial statements, the Company incurred a net loss of $287,217 for the nine months ended September 30, 2000. At September 30, 2000, current liabilities exceed current assets by $5,805,498 including related party loans, and by $408,756 excluding related party loans. The Company has sustained continuous losses from operations. The Company has deferred payment of certain accounts payable and accrued expenses. These factors raise substantial doubt about the Company's ability to continue as a going concern. There is no assurance that management will cause the Company to succeed in its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE G - SUBSEQUENT EVENTS

On October 1, 2000, Global sold All Waste, Tri-State and Landfill to WasteMasters, Inc., a Delaware corporation, in consideration for 15,000,000 shares of common stock of WasteMasters, Inc., a Maryland corporation, and the assumption of convertible notes issued by Global in the original principle amount of $1,590,000, which had a balance due as of October 1, 2000 of $1,709,250. In addition, a landfill owned by Landfill was subject to a mortgage that secured a loan in the original principle amount of $500,000 bearing interest at 24% per annum and maturing on February 24, 2001.

On December 13, 2000, All Waste sold all of its equipment and goodwill to Ace Waste Services, Inc. in consideration for common stock representing a 51% ownership interest in Ace.

On February 24, 2001, a loan to Global in the original principle amount of $500,000 matured. In addition, an interest payment in the amount of $30,000 due on November 23, 2000 was not made. The loan is secured by the landfill owned by Landfill, but Landfill is not a direct obligor on the loan. The lender has agreed to extend the note if certain conditions are satisfied, including the payment of certain funds and the delivery of shares to the lender. However, at this time the terms of the extension have not been satisfied. In the event the Company is not able to satisfy the lender's terms for extension of the loan, the lender will likely initiate foreclosure proceedings in the immediate future.

The Company is the holder of a note in the principle amount of $100,000 which was due and payable on January 21, 2001. The maker of note failed to pay the note when due, or exercise an option to extend the term of the note. One of the remedies available to the Company under the settlement agreement is to obtain a judgment against all of the defendants, jointly and severally, in the amount of $250,000 less all payments received, plus interest at 6% per annum. The Company is currently evaluating its legal options to collect the balance of the note.

EXHIBIT G

WASTEMASTERS, INC. AND SUBSIDIARIES

PRO FORMA BALANCE SHEET AS OF SEPTEMBER 30, 2000

ASSUMING PURCHASE OF ALL WASTE AND

AFFILIATES ON SEPTEMBER 30, 2000 (UNAUDITED)

Pursuant to Item 310(d)(2)(ii) of Regulation S-B, set forth below is a pro forma balance sheet of WasteMasters, Inc. giving effect to the acquisition of All Waste Disposal Service, Inc., Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc. as of September 30, 2000, the most recent balance sheet filed by WasteMasters, Inc. pursuant to Item 310(a) or (b). The pro forma balance sheet reflects the combined consolidated balance sheets of WasteMasters, Inc., All Waste Disposal Service, Inc., Lisbon Landfill, Inc. and Tri-State Waste Disposal, Inc. as of September 30, 2000 after giving effect to adjustments reflecting the consideration paid by WasteMasters, Inc. and the elimination of intercompany accounts.

	WasteMasters, Inc. (9/30/00)	All Waste (9/30/00)	Pro Forma Adjustments	WasteMasters (Pro Forma)

Assets
Current Assets
Cash	$ 247	$ 10,034		$ 10,281
Accounts Receivable	0	394,646		394,646
Current portion of note receivable		100,000		100,000
Advance Startec	159,643	0		159,643
Total Current Assets	159,890	504,680		664,570

Property and Equipment
Land and landfills, net	0	2,311,068		2,311,068
Equipment	0	1,359,012		1,359,012
		3,670,080		3,670,080
Less: Accum. Dep.	0	(311,167)		(311,167)
Total Property and Equipment, net	0	3,358,913		3,358,913

Other Asset
Deposit	0	90,000		90,000
Marketable Securities	741,025	0		741,025
Inv. In Royalty Agreement	1,366,070	0		1,366,070
Other assets	255,000	0		255,000
Goodwill, net	0	570,391	474,889 (1)	1,045,280
Customer lists, net	0	573,648		573,648
Total Other Assets	2,362,095	1,234,039		4,071,022

Total Assets	$ 2,521,985	$ 5,097,633		$ 8,094,505

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable and accrued expenses	$ 6,645,115	$ 802,096		$ 7,447,211
Current portion of long-term debt	0	65,481	1,709,250 (2)	1,774,731
Due to affiliate/related parties	279,045	5,396,742	(5,396,742) (3)	279,045
Accrued closure and post-closure costs	0	45,859		45,859
Convertible debentures	3,149,300	0		3,149,300
Short-term notes	299,990	0	512,493 (4)	812,483
Total Current Liabilities	10,373,450	6,310,178	(3,174,995)	13,508,629

Long term debt, net of current portion	200,000	187,342		387,342

Stockholders' deficit
Preferred Stock	50,000	0		50,000
Common Stock	1,245,111	300	149,700	1,395,111
Paid in capital	80,498,612	0	2,100,000	82,598,612
Accumulated deficit	(89,845,188)	(1,400,186)	(1,400,186)	(89,845,188)
Total Stockholders' Deficit	(8,051,465)	(1,399,886)	2,250,000 (5)	(5,801,165)

Total Liabilities and Stockholders' Deficit	$ 2,521,985	$ 5,097,633		$ 8,094,505

(1) Goodwill was recorded at the excess of the market value of the common stock issued in the transaction over the value of the assets acquired net of liabilities as follows:

Value of common stock issued	$ 2,250,000
Liabilities assumed	2,221,743
Total purchase price	4,471,743
Assets acquired	5,097,633
Less liabilities (net of intercompany liabilities)	1,100,778
Net assets acquired	3,996,855
Goodwill	$ 474,888

(2) The Company assumed certain convertible notes issued by Global Eco-Logical Services, Inc. in the original principal amount of $1,590,000 bearing interest at 6% per annum, including accrued interest in the amount of $119,250 through September 30, 2000.

(3) Pursuant to the Agreement, any amounts due Global Eco-Logical Services, Inc. from the entities purchased were transferred and assigned to the Company. The intercompany claim acquired by the Company has been eliminated in consolidation.

(4) The landfill owned by Lisbon Landfill, Inc. is pledged to secure a mortgage in the original principal amount of $500,000. The note bears interest at 24% per annum, and matured on February 24, 2001. The amount represents the outstanding principal amount, plus accrued interest of $12,493 as of September 30, 2000.

(5) The Company issued 15,000,000 shares of its common stock, par value $0.01 per share, which was valued at $0.15 per share, or $2,250,000, based on the market value at the time of the transaction.

WASTEMASTERS, INC. AND SUBSIDIARIES

PRO FORMA INCOME STATEMENT FOR THE YEAR

ENDED DECEMBER 31, 1999

ASSUMING PURCHASE OF ALL WASTE AND

AFFILIATES AS OF JANUARY 1, 1999

(UNAUDITED)

	WasteMasters, Inc. 1999	All Waste and Affiliates (1)	Automated Waste Solutions, Inc. (2)	All Waste Disposal Service, Inc. (3)	WasteMasters, Inc. Combined (pro forma)
Revenues:
Sales	$ 726,665	$ 1,417,724	$ 777,932	528,052	3,450,373

Expenses:
Cost of sales	592,012	552,591	575,579	455,151	2,175,333
Selling, general and admin.	7,953,684	1,398,055	227,692	370,395	9,949,826
Depr. and amort.	173,529	285,625	15,118	68,257	542,529
Total Expense:	8,719,225	2,236,271	212,574	893,803	12,061,873

Operating Income (Loss)	(7,992,560)	(818,547)	(25,339)	(365,751)	(9,202,197)

Interest Expense (Income)	283,973	36,721	5,911	7,236	333,841

Other Income (Expense), net:	12,443,934	0	0	0	12,443,934

Income tax benefit (expense)	0	0	0	29,700	29,700

Net loss	($ 20,152,177)	$ (855,282)	(31,250)	(343,287)	(21,381,996)

(1) Includes Lisbon Landfill, Inc. and Tri-State Waste Services, Inc. for the year ended December 31, 1999, and All Waste Disposal Service, Inc. for the period from June 8, 1999 to December 31, 1999.

(2) Includes Automated Waste Solutions, Inc. from January 1, 1999 to July 31, 1999.

(3) Includes All Waste Disposal Service, Inc. from January 1, 1999 to June 8, 1999.

WASTEMASTERS, INC. AND SUBSIDIARIES

PRO FORMA INCOME STATEMENT FOR THE NINE MONTHS

ENDED SEPTEMBER 30, 2000

ASSUMING PURCHASE OF ALL WASTE AND

AFFILIATES AS OF JANUARY 1, 1999

(UNAUDITED)

	WasteMasters, Inc. 9/30/00	All Waste and Affiliates	WasteMasters, Inc. Combined (pro forma)
Revenues:
Sales	$ 116,640	$ 1,526,454	1,643,094

Expenses:
Cost of sales	0	1,575,310	1,575,310
Selling, general and admin.	1,939,839	160,299	2,100,138
Depr. and amort.	163,929	426,929	590,858
Total Expense:	2,103,768	2,162,538	4,266,306

Operating Income (Loss)	(1,987,128)	(636,084)	(2,623,212)

Other Income (Expense), net:	18,180,212	219,803	18,400,015

Net loss	($ 20,152,177)	(416,281)	(20,568,458)